UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act or 1934

Date of report (Date of earliest event reported) May 9, 2013

 Appliance Recycling Centers of America, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-19621	41-1454591
(Commission File Number)	(IRS Employer Identification No.)

7400 Excelsior Blvd.,
Minneapolis, MN	55426
(Address of Principal Executive Offices)	(Zip Code)
952-930-9000
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders
This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Appliance Recycling Centers of America, Inc. (“ARCA”) with the U.S. Securities and Exchange Commission on May 14, 2013. The purpose of this Amendment No. 1 is to include additional disclosure under Item 5.07(d) of Form 8-K.
Following the Annual Meeting of shareholders held on May 9, 2013, and consistent with the outcome of the advisory vote of ARCA shareholders on the issue, the Board of Directors decided to include a shareholder vote on the compensation of executives in the ARCA proxy materials every three years until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Appliance Recycling Centers of America, Inc.

Date: September 30, 2013	/s/ Jeffrey A. Cammerrer
Name: Jeffrey A. Cammerrer
Title: Chief Financial Officer